UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2021

THERAPEUTICS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39311	85-0800493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Berkeley Street, 18th Floor Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 778.2500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	RACA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 29, 2021, Therapeutics Acquistion Corp., d/b/a Research Alliance Corp. I, a Delaware corporation (“RACA” or the “Company”), held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a total of 12,540,080 (71.92%) of RACA’s issued and outstanding shares of common stock held of record as of June 4, 2021, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. RACA’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal. To adopt a proposal to (a) adopt and approve the Business Combination Agreement, dated as of March 15, 2021, (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among RACA, Bodhi Merger Sub, Inc., a Delaware corporation (“Merger Sub”), a wholly-owned subsidiary of RACA, and POINT Biopharma Inc., a Delaware corporation (“POINT”), pursuant to which Merger Sub will merge with and into POINT, with POINT surviving the merger as a wholly-owned subsidiary of RACA and (b) approve the Business Combination Combination (as defined in the Business Combination Agreement). In connection with the Business, RACA will be renamed “POINT Biopharma Global Inc.,” (“New POINT”) and POINT will retain its name “POINT Biopharma Inc.” Subject to the terms and conditions set forth in the Business Combination Agreement, at the Effective Time (as defined in the Business Combination Agreement):

(i)	each share and vested equity award of POINT outstanding as of immediately prior to the Effective Time will be exchanged for shares of New POINT Common Stock or comparable vested equity awards that are exercisable for shares of New POINT Common Stock, based on an implied POINT vested equity value of $585,000,000;

(ii)	all unvested equity awards of POINT will be exchanged for comparable equity awards that are exercisable for shares of New POINT Common Stock, determined based on the same exchange ratio at which the vested equity awards are exchanged for shares of New POINT Common Stock; and

(iii)	each share of Class A Common Stock and each share of Class B Common Stock that is issued and outstanding immediately prior to the Effective Time shall become one share of New POINT Common Stock:

Votes For	Votes Against	Abstentions
12,486,339	52,265	1,476

2.	The Charter Amendment Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, a proposed amended and restated certificate of incorporation (the “Proposed Charter”), which will amend and restate RACA’s current second amended and restated certificate of incorporation (the “Current Charter”), and which Proposed Charter will be in effect when duly filed with the Secretary of the State of the State of Delaware in connection with the Closing (as defined in the Business Combination Agreement):

Votes For	Votes Against	Abstentions
12,486,339	52,446	1,302

The Advisory Charter Proposals. To adopt a proposal to approve, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which are being presented in accordance with the requirements of the Securities and Exchange Commission as seven separate sub-proposals:

3.	Advisory Charter Proposal A – To change the corporate name of New POINT to “POINT Biopharma Global Inc:

Votes For	Votes Against	Abstentions
12,486,513	52,265	1,302

4.	Advisory Charter Proposal B – To increase the RACA’s capitalization so that it will have 430,000,00 authorized shares of common stock and 20,000,000 authorized shares of preferred stock:

Votes For	Votes Against	Abstentions
12,067,405	58,566	414,109

5.	Advisory Charter Proposal C – To provide that the removal of any director be only for cause and by the affirmative vote of at least 66 2/3% of New POINT’s then-outstanding shares of capital stock entitled to vote generally in the election of directors:

Votes For	Votes Against	Abstentions
10,984,034	1,548,770	7,276

6.	Advisory Charter Proposal D – To provide that certain amendments to provisions of the Proposed Charter will require the approval of at least 66 2/3% of New POINT’s then-outstanding shares of capital stock entitled to vote on such amendment:

Votes For	Votes Against	Abstentions
10,985,684	1,548,770	5,851

7.	Advisory Charter Proposal E – To make New POINT’s corporate existence perpetual as opposed to the RACA’s corporate existence, which is required to be dissolved and liquidated 24 months following the closing of its initial public offering, and remove from the Proposed Charter the various provisions applicable only to special purpose acquisition companies:

Votes For	Votes Against	Abstentions
12,074,955	52,266	412,489

8.	Advisory Charter Proposal F – To provide that New POINT will not be subject to Section 203 of the DGCL, which prohibits Delaware corporations from entering into business combinations with interested stockholders, defined as those that hold more than 15% or more of the corporation’s voting stock, absent the receipt of specific approvals specified in Section 203 of the DGCL:

Votes For	Votes Against	Abstentions
12,486,53	52,266	1,301

9.	Advisory Charter Proposal G – To remove the provisions setting the Court of Chancery of the State of Delaware as the sole and exclusive forum for certain stockholder actions:

Votes For	Votes Against	Abstentions
12,480,00	54,229	5,851

10.	The Nasdaq Stock Issuance Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, (a) the issuance of up to 60,240,279 newly issued shares of New POINT Common Stock in the Business Combination, which amount will be determined as described in the proxy statement/prospectus for the Special Meeting, and (b) the PIPE Investment (as defined in the Business Combination Agreement):

Votes For	Votes Against	Abstentions
12,067,502	58,294	414,284

11.	The Director Election Proposal. To approve, assuming the Business Combination Proposal is approved and adopted, the appointment of nine directors who, upon consummation of the Business Combination, will become directors of New POINT:

Votes For	Votes Against	Abstentions
12,537,153	376	2,551

12.	The Equity Incentive Plan Proposal. To adopt a proposal to approve, assuming the Business Combination Proposal is approved and adopted, the 2021 Equity Incentive Plan (the “Equity Incentive Plan”), a copy of which is appended to the Business Combination Agreement as Exhibit G, which will become effective the day prior to the Closing:

Votes For	Votes Against	Abstentions
12,479,010	53,794	7,276

Item 8.01 Other Events.

In connection with the Business Combination, holders of 1,394,131 shares of RACA’s common stock exercised their right to redeem their shares, a per share price of approximately $10.00, for aggregate consideration of $13,941,310.00.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2021	THERAPEUTICS ACQUISITION CORP.

	By:	/s/ Matthew Hammond
	Name:	Matthew Hammond
	Title:	Chief Financial Officer